UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2010

KEARNY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

United States	0-51093	22-3803741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(973) 244-4500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

KEARNY FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02  Results of Operation and Financial Condition

On October 29, 2010, the Registrant issued a press release to report its results of operations for the quarter ended September 30, 2010.  A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are furnished with this report.

Exhibit 99.1 -- Press Release dated October 29, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KEARNY FINANCIAL CORP.
Date: October 29, 2010	By:	/s/ Craig L. Montanaro
Craig L. Montanaro President and Chief Operating Officer

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